                                                                    EXHIBIT 10.5

                                   AMENDMENT
                                    TO THE
                            GAS PURCHASE AGREEMENT
                               DATED MAY 3, 1994

     THIS AMENDMENT, made and entered into as of the 1st day of April, 1996, by and between Dominion Black Warrior Basin, Inc. ("Seller") and Sonat Marketing Company L.P. ("Buyer").

                                  WITNESSETH

     WHEREAS, Buyer and Seller have entered into a Gas Purchase Agreement dated May 3, 1994 (the "1994 Agreement") providing for the sale and purchase of gas provided from the River Gas Coal Seam Development Area (the "Field"); and

     WHEREAS, Buyer and Seller desire to amend the 1994 Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby mutually understand and agree as follows:

     1. Effective April 1, 1996, Section 4.3 of the 1994 Agreement is deleted in its entirety and the following substituted therefor:

         4.3  The price payable by Buyer for each MMBtu of Excess
         Quantity shall be the sum of (i) the Index Price, and (ii) $.02 per MMBtu.

     2. Effective January 1, 1999, Sections 4.2 and 4.4 of the 1994 Agreement shall be deleted in their entireties.

     3. Section 6.1 of the 1994 Agreement shall be deleted in its entirety and the following substituted therefor:

         6.1 This Amendment shall become effective as of April 1, 1996 and subject to the provisions of this Amendment and the 1994 Agreement, shall remain in full force and effect through December 31, 2001.

     4. Exhibit B of the 1994 Agreement shall be deleted in its entirety and the attached Revised Exhibit B dated April 1, 1996 shall be substituted therefor.

     This Amendment is subject to all valid laws, rules and regulations of any governmental body having jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals of the date hereinabove first written.


Witnesses:                             SONAT MARKETING COMPANY L.P.

/s/
- ----------------------------
                                       By:  /s/
                                          ----------------------------------
/s/
- ----------------------------


Witnesses:                             DOMINION BLACK WARRIOR BASIN, INC.

/s/
- ----------------------------
                                       By:  /s/
                                          ----------------------------------
/s/
- ----------------------------

                                   REVISED
                                  EXHIBIT B
                             DATED APRIL 1, 1996
                                    TO THE
                            GAS PURCHASE AGREEMENT
                                   BETWEEN
                      DOMINION BLACK WARRIOR BASIN, INC.
                                     AND
                           SONAT MARKETING COMPANY
                                    DATED
                                 MAY 3, 1994


              Month/Year                         Monthly Base Quantity
              ----------                         ---------------------
                Jun-94                                  2,049,266
                Jul-94                                  2,024,890
                Aug-94                                  1,997,383
                Sep-94                                  1,973,850
                Oct-94                                  1,951,089
                Nov-94                                  1,927,251
                Dec-94                                  1,906,933
                Jan-95                                  1,885,876
                Feb-95                                  1,863,385
                Mar-95                                  1,843,489
                Apr-95                                  1,823,962
                May-95                                  1,805,450
                Jun-95                                  1,787,173
                Jul-95                                  1,771,348
                Aug-95                                  1,756,032
                Sep-95                                  1,740,875
                Oct-95                                  1,726,083
                Nov-95                                  1,711,675
                Dec-95                                  1,698,140
                Jan-96                                  1,685,535
                Feb-96                                  1,673,928
                Mar-96                                  1,663,482
                Apr-96                                  1,652,832
                May-96                                  1,643,705
                Jun-96                                  1,633,814
                Jul-96                                  1,625,079
                Aug-96                                  1,614,930
                Sep-96                                  1,604,315
                Oct-96                                  1,593,147
                Nov-96                                  1,581,881
                Dec-96                                  1,571,915
                Jan-97                                  1,562,875


              Month/Year                         Monthly Base Quantity
              ----------                         ---------------------
                Feb-97                                  1,554,163
                Mar-97                                  1,540,578
                Apr-97                                  1,525,042
                May-97                                  1,510,269
                Jun-97                                  1,494,454
                Jul-97                                  1,477,976
                Aug-97                                  1,461,398
                Sep-97                                  1,444,593
                Oct-97                                  1,427,214
                Nov-97                                  1,408,676
                Dec-97                                  1,389,533
                Jan-98                                  1,368,701
                Feb-98                                  1,342,469
                Mar-98                                  1,319,441
                Apr-98                                  1,296,269
                May-98                                  1,272,573
                Jun-98                                  1,249,204
                Jul-98                                  1,225,774
                Aug-98                                  1,201,433
                Sep-98                                  1,178,126
                Oct-98                                  1,154,755
                Nov-98                                  1,131,388
                Dec-98                                  1,109,349
                Jan-99                                  1,198,000
                Feb-99                                  1,171,000
                Mar-99                                  1,136,000
                Apr-99                                  1,140,000
                May-99                                  1,106,000
                Jun-99                                  1,094,000
                Jul-99                                  1,096,000
                Aug-99                                  1,071,000
                Sep-99                                  1,053,000
                Oct-99                                  1,045,000
                Nov-99                                  1,007,000
                Dec-99                                  1,008,000
                Jan-00                                    999,000
                Feb-00                                    986,000
                Mar-00                                    957,000
                Apr-00                                    958,000
                May-00                                    932,000
                Jun-00                                    936,000
                Jul-00                                    901,000
                Aug-00                                    911,000


              Month/Year                         Monthly Base Quantity
              ----------                         ---------------------
                Sep-00                                    880,000
                Oct-00                                    894,000
                Nov-00                                    848,000
                Dec-00                                    853,000
                Jan-01                                    850,000
                Feb-01                                    808,000
                Mar-01                                    819,000
                Apr-01                                    795,000
                May-01                                    761,000
                Jun-01                                    759,000
                Jul-01                                    752,000
                Aug-01                                    728,000
                Sep-01                                    744,000
                Oct-01                                    714,000
                Nov-01                                    709,000
                Dec-01                                    716,000

                                       3